Fees Summary	Nov. 12, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	385,472.65
Total Transaction Valuation	2,517,783,467.00
Total Offset Amount	0.00
Net Fee	$ 385,472.65